Exhibit 10.1
AMENDMENT NO. 4

TO

EMPLOYMENT AGREEMENT

AMENDMENT, dated May 15, 2014 (“Amendment”), made to the Employment Agreement dated as of November 19, 2009, as amended by Amendment No. 1 thereto effective as of March 1, 2011, Amendment No. 2 thereto effective as of March 15, 2013, and Amendment No. 3 thereto effective as of February 28, 2014 (together, the “Employment Agreement”), by and between Wyndham Worldwide Corporation, a Delaware corporation (the “Company”), and Franz Hanning (the “Executive”).

WHEREAS, the Company and the Executive have previously entered into the Employment Agreement and desire to amend the Employment Agreement as set forth below.

NOW, THEREFORE, effective as of the date first written above, the Employment Agreement is hereby amended as follows:

1.The first sentence of Section III of the Employment Agreement is hereby amended in its entirety and replaced with the following:

The period of the Executive’s employment under this Agreement (the “Period of Employment”) began on August 1, 2009 (the “Effective Date”) and shall end on August 1, 2017, subject to earlier termination as provided in this Agreement.

2.    Section VII.A.i. and Section VIII.C.iv. of the Employment Agreement are each hereby amended to replace the reference to “$800,000” with “$900,000” consistent with Amendment No. 3 to the Employment Agreement.

3.    From and after the date hereof, all references to the Employment Agreement shall mean the Employment Agreement as amended hereby. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 15th day of May 2014.

EXECUTIVE

/s/ Franz Hanning
Franz Hanning
WYNDHAM WORLDWIDE CORPORATION

By: /s/ Mary Falvey
    Name:    Mary Falvey
    Title:    Executive Vice President

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